                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 15, 1999



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)





         Pennsylvania                  1-7410             25-1233834
 (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)



                              One Mellon Bank Center
                                  500 Grant Street
                             Pittsburgh, Pennsylvania                 15258
                         (Address of principal executive offices)   (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated January 15, 1999, Mellon Bank Corporation (the "Corporation") announced full year and fourth quarter 1998 results of operations.

         In a second press release dated January 15, 1999, the Corporation announced that it plans to sell its mortgage business, credit card portfolio and Network Services transaction processing unit as part of an initiative to sharpen its strategic focus on businesses with the highest return potential. The Corporation also announced an enhanced common share repurchase authorization.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number


99.1 Mellon Bank Corporation Press Release, dated January 15, 1999, announcing results of operations.

99.2 Mellon Bank Corporation Press Release, dated January 15, 1999, announcing the matters referenced in Item 5 above.



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION



Date:  January 19, 1999       By: /s/ Steven G. Elliott
                                  -----------------------------------
                                  Steven G. Elliott
                                  Senior Vice Chairman and Chief
                                  Financial Officer
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                                 EXHIBIT INDEX


Number               Description                 Method of Filing

99.1                 Press Release dated         Filed herewith
                     January 15, 1999

99.2                 Press Release dated         Filed herewith
                     January 15, 1999